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                                                                    Exhibit 10.4

                           OPEN PORT TECHNOLOGY, INC.

                   2000 OUTSIDE DIRECTORS STOCK OPTION PLAN

                                   Article I
                                 Introduction
                                 ------------

1.1 Plan. This Open Port Technology, Inc. 2000 Outside Directors Stock Option Plan (as set forth in this document and as amended from time to time, the "Plan"), is hereby established by Open Port Technology, Inc. (the "Company"), effective (the "Effective Date") upon approval by the stockholders of the Company. No Options shall be granted hereunder prior to the IPO Date (as defined below).

1.2 Purpose. The purposes of the Plan are to encourage qualified persons to become directors of the Company, to provide directors of the Company with a more direct stake in its success, and to encourage them to remain directors of the Company.

                                   Article II
                                  Definitions
                                  -----------

     As used in the Plan, the terms set forth below shall have the following meanings:

2.1 "Annual Meeting" means an annual meeting of the stockholders of the Company.

2.2  "Board" means the Board of Directors of the Company.

2.3  "Change of Control Event" shall mean, and be deemed to have occurred:

          (i) upon the acquisition at any time (excluding any acquisition in connection with any public offering of equity securities of the Company pursuant to a registration statement filed under the Securities Act) by a person or group (as used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), excluding for this purpose, the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary) of the beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities representing fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company; except that no Change of Control Event shall be deemed to have occurred solely by reason of such beneficial ownership (A) by a corporation of which fifty percent (50%) or more of the beneficial ownership is then held, directly or indirectly, in substantially the same proportions by the persons who held the beneficial ownership of the Company immediately before such acquisition, or (B) resulting directly from an issuance of Common Stock by the Company to such person; or

          (ii) the Board's or the shareholders of the Company's approval of a merger, consolidation, reorganization (other than a merger or share exchange with a wholly-owned subsidiary), share exchange, or similar transaction, or a plan or agreement for the sale or other disposition of all or substantially all of the consolidated assets of the

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     Company or a plan of liquidation of the Company, as a result of which immediately following such transaction the shareholders of the Company shall not hold, directly or indirectly, a majority of the voting power of the then-outstanding securities of the surviving, or resulting or acquiring corporation (or in the case of a sale or other disposition of assets, of each surviving, resulting or acquiring corporation which immediately after the transaction holds fifty percent (50%) of the former assets of the Company).

2.4 "Common Stock" means the common stock, par value $.001 per share, of the Company.

2.5  "Company" has the meaning prescribed for that term in Section 1.1.

2.6  "Director" means a member of the Board.

2.7 "Disability" means a mental or physical condition which, in the opinion of the Board, renders an Eligible Director unable or incompetent to continue acting as a Director and which is expected to be permanent or for an indefinite duration.

2.8 "Eligible Director" means a Director who is not an employee of the Company or any of its Subsidiaries as of the date of any grant of an Option pursuant to Article V.

2.9 "Fair Market Value" of any security of the Company means, as of any applicable date:

          (i) if the security is listed for trading on the New York Stock Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no sale of the security shall have been reported for such date, on the next preceding date on which such a sale was reported, or

          (ii) if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the NASDAQ National Market, the closing price, regular way, of the security on such exchange or the NASDAQ National Market, as the case may be, or if no such sale of the security shall have been reported for such date, on the next preceding date on which such a sale was reported, or

          (iii) if the security is not listed for trading on a national securities exchange or authorized for quotation on the NASDAQ National Market, the average of the closing bid and asked prices as reported by the NASDAQ SmallCap Market or, if no such prices shall have been so reported for such date, on the next preceding date on which such prices were so reported, or

          (iv) if the security is not listed for trading on the national securities exchange and is not authorized for quotation on the NASDAQ National Market or the NASDAQ SmallCap Market, the fair market value of the security as determined in good faith by the Board;

     provided, that the Fair Market Value of Common Stock as of the IPO Date shall be the IPO price of such Common Stock (without regard to any underwriting discount).

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2.10 "Grantee" means the holder of an Option or any person entitled to exercise an Option under Article VI of this Plan.

2.11 "IPO" means the initial public offering of Common Stock as contemplated in the registration statement on Form S-1 filed by the Company with the Securities and Exchange Commission on April 5, 2000 and as subsequently amended.

2.12 "IPO Date" means the closing date under the underwriting agreement between the Company and the underwriters of the IPO with respect to Firm Shares (as defined in the underwriting agreement).

2.13 "Mature Shares" means shares of Common Stock to which the holder thereof has good and marketable title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

2.14 "1934 Act" means the Securities Exchange Act of 1934.

2.15 "Plan" has the meaning prescribed for that term in Section 1.1.

2.16 "Option" means a right to purchase Common Stock granted under this Plan.

2.17 "Option Agreement" has the meaning prescribed for that term in
     Section 5.5.

2.18 "Subsidiary" means, with respect to any person, (a) any corporation of which more than 50% of the voting securities are at the time, directly or indirectly, owned by such person, and (b) any partnership or limited liability company in which such person has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of more than 50%.

                                  Article III
                                 Administration
                                ---------------

3.1 Rules; Interpretations; Determination. Subject to the provisions of the Plan, the Board shall administer this Plan and shall have full authority to interpret and administer the Plan, to establish, amend and rescind rules for carrying out the Plan, to construe Option Agreements, and to make all other determinations and to take all other actions that it deems necessary or desirable for administering the Plan; provided, however, that no such interpretation, rule or determination shall change criteria for the determination of Eligible Directors to whom Options are be granted, the amount or frequency of any grant of Options under the Plan, or the terms upon which, or the times at which, or the period within which, Options may be exercised. Each determination, interpretation or other action made or taken by the Board shall be final and binding for all purposes and upon all persons. The Board may delegate any or all of its powers and functions under the Plan (other than the power to amend the Plan pursuant to Article
     IX) to a committee of the Board.

3.2 Agents; Expenses. The Board may appoint agents (who may be employees of the Company) to assist in the administration of the Plan, and may authorize such persons to

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     execute agreements or other documents on its behalf. The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. All expenses incurred in the administration of the plan, including expenses for the engagement of any counsel, consultant or agent, shall be paid by the Company.

3.3 No Liability. No Director or former Director or any agent designated pursuant to Section 3.2 shall be liable for anything done or omitted to be done in good faith by such Director or agent or by any other Director or agent in connection with the Plan.

                                   Article IV
                             Amount of Common Stock
                             ----------------------

4.1  Number of Shares Available.

     (a) Subject to increase as provided in Section 4.1(c) and to adjustment as provided in Section 4.2, there are reserved for sale pursuant to the exercise of Options under this Plan and for the grant of awards under the Open Port Technology, Inc. 2000 Equity Incentive Plan (the "Equity Incentive Plan") an aggregate number of shares of Common Stock equal to the sum of:

          (i) 1,866,667 shares of Common Stock, plus

          (ii) the aggregate number of 2,595,385 of shares of Common Stock which, as of the Effective Date described in Section 1.1 will have been reserved pursuant to the Company's 1995 Incentive Stock Option Plan, as amended, or the Company's 1995 Non-Employee Stock Option Plan, as amended (such Plans, collectively, the "1995 Plans"), reduced by the aggregate number of shares of Common Stock which, as of the Effective Date, have been delivered pursuant to options granted under a 1995 Plan or are as of such date subject to options outstanding under a 1995 Plan./1/

     (b) In the event that at any time or from time to time after the Effective Date any options or awards granted pursuant to this Plan, the Equity Incentive Plan or a 1995 Plan shall for any reason be cancelled or expire without having been exercised in full, the number of shares of Common Stock subject to the cancelled or expired portion of such options or awards shall also be reserved pursuant to Section 4.1(a).

     (c) The number of shares of Common Stock reserved under this Section 4.1 shall automatically be increased as of each May 1, beginning on May 1, 2001, by a number of shares of Common Stock equal to the lesser of (i) 5% of the number of shares of Common Stock outstanding as of the close of business on such date, or (ii) 1,333,333 Shares.

--------------
/1/ (As of April 30, 2000, 2,310,685 shares of Common Stock have been issued or are subject to outstanding options under the 1995 Plans.)

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     (d) In the event that from time to time any shares of Common Stock (whether obtained pursuant to an award granted under this or any other plan, an open-market purchase or otherwise) are tendered to, or withheld by, the Company in connection with the exercise of an Option hereunder, or the withholding of taxes related thereto, the number of shares of Common Stock so tendered or withheld shall reduce the number of shares of Common Stock deemed to have been delivered under this Plan. The Board may from time to time determine the appropriate methodology for calculating the number of shares of Common Stock delivered pursuant to the Plan.

     (e) Shares of Common Stock available for Options may be either authorized but unissued shares of Common Stock or previously-issued shares of Common Stock that have been reacquired by the Company.

                                   Article V
                           Grant and Terms of Options
                           --------------------------

5.1  Grants of Options.

     (a) IPO Grants. On the IPO Date each Eligible Director shall automatically be granted an Option to purchase 5,000 shares of Common Stock.

     (b) Annual Grants. On the date of the 2001 Annual Meeting and every Annual Meeting thereafter, each Eligible Director who is then elected or reelected to serve as a Director, or who continues as an Eligible Director through the date of such Annual Meeting due to membership in a previously elected class of Directors whose term does not expire at such Annual Meeting, shall automatically be granted an Option to purchase 5,000 shares of Common Stock.

     (c) Appointment of Director. In the event an Eligible Director is appointed by the Board to serve as a Director, such Eligible Director shall automatically be granted on the date of such appointment an Option to purchase a number of shares of Common Stock determined by multiplying 5,000 by a fraction, the numerator of which is the number of whole months until the date of the next Annual Meeting (as determined by reference to the dates for Annual Meetings set by the by-laws of the Company) and the denominator of which is 12.

5.2 Term of Options. Each Option shall have a term of 10 years from the date of grant, unless earlier terminated as provided herein (such period, the "Term").

5.3 Exercise Price. The Option exercise price per share for the Option grants described in Section 5.1 above shall be, subject to adjustment pursuant to
     Article VII, the Fair Market Value of a share of Common Stock on the date of grant (such price, the "Exercise Price").

5.4  Vesting.

(a) Every Option granted under Section 5.1(a) or 5.1(b) of this Plan shall vest and become exercisable in three installments as follows: (i) with respect to a first installment of Options for 1,666-1/3 shares, on the earlier of the first annual

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          anniversary of the date of grant or the day before the first Annual
          Meeting after the date of grant; (ii) with respect to a second installment of Options for 1,666-1/3 shares, on the earlier of the second annual anniversary of the date of grant or the day before the second Annual Meeting after the date of grant, and (iii) with respect to a third installment of Options for 1,666-1/3 shares, on the earlier of the third annual anniversary of the date of grant or the day before the third Annual Meeting after the date of grant; provided that the Grantee has remained a Director at all times from the date of grant to the date on which each such installment becomes vested and exercisable.

     (b) Every Option granted under Section 5.1(c) of this Plan shall vest and become exercisable in three equal installments at the times described in Section 5.4(a), provided that the Grantee has remained a Director at all times from the date of grant to the date on which each such installment becomes vested and exercisable.

     (c) Notwithstanding paragraphs (a) and (b) above, any Option granted hereunder shall become vested and exercisable upon the death or Disability of the Grantee provided that the Grantee has remained a Director at all times from the date of grant to the date of death or Disability.

     (d) Notwithstanding the foregoing provisions of this Section 5.4, all unvested Options shall become fully vested and exercisable upon a Change of Control Event.

5.5 Option Agreements. Each Option shall be evidenced by an agreement (an "Option Agreement") in such form as the Board shall prescribe from time to time and shall be consistent with the terms and conditions of the Plan. The Board may amend an Option Agreement from time to time in any manner consistent with the terms and conditions of the Plan, but no amendment of an Option Agreement shall adversely affect the rights of any Grantee under the Option without the consent of such Grantee.

                                  Article VI
                              Exercise of Options
                              -------------------

6.1 Time to Exercise After Termination of Directorship. If a Grantee shall cease to be a Director for any reason while holding an unexpired Option that has not been fully exercised, such Option shall thereupon terminate, provided that such Grantee, or in the case of his or her death or adjudication of incompetency, his or her beneficiary, executor, administrator, distributees, guardian or legal representative, as the case may be, may, at any time until the earliest to occur of (i) if the Director ceased to be a Director for any reason other than death or Disability, 90 days after the date such person ceased to be a Director, (ii) if the Director ceased to be a Director on account of death or Disability, 180 days after the date such person ceased to be a Director, and (iii) the expiration of the Term of such Option, exercise the Option to the extent that it was vested and exercisable pursuant to Section 5.4 on the date the person ceased to be a Director.

6.2 Manner of Exercise and Payment. An Option may be exercised by and only by written notice of exercise delivered to the Company during the Term of the Option, specifying

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     the number of shares of Common Stock to be purchased, accompanied by payment in full for the shares of Common Stock being acquired thereunder made by cash, certified check, cashiers check or wire transfer made payable to "Open Port Technology, Inc.," or, subject to the approval of the Board, any one or more of the following means:

          (i) Mature Shares valued at Fair Market Value on the date of exercise, or if the date of exercise is not a business day, the next succeeding day, or

          (ii) pursuant to procedures approved by the Board, through the sale of the Common Stock acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Common Stock, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

     If Mature Shares are used to pay the Exercise Price, then if requested by the Secretary or Assistant Secretary of the Company, the Grantee shall deliver to the Secretary or Assistant Secretary the agreement evidencing the Option and the Grantee's certificate that such shares have been held by the Grantee for at least six months or were purchased on the open market and such certificate shall identify the number of shares of Common Stock and the stock certificate or other document or notation which evidences such stock ownership. The number of Mature Shares being so used and the number of shares of Common Stock purchased upon exercise may be evidenced by a notation on the agreement and the agreement shall be returned to the Grantee. No fractional shares of Common Stock (or cash in lieu of fractional shares) shall be issued upon exercise of an Option and the number of shares of Common Stock that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

     6.3  Transfer of Options.

          (a) Except as provided in subsection (b) below, each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution or by designation of a beneficiary in accordance with Section 8.1 and may be exercised, during the Grantee's lifetime, only by the Grantee.

          (b) Notwithstanding subsection (a) above, a Grantee may transfer an option in the manner prescribed by the Board, and subject to such terms and conditions as may be prescribed by the Board, to any Permissible Transferee (as defined below). For purposes of this Plan, "Permissible Transferee" means any member of the Immediate Family (as defined below) of the Grantee to whom such Option was granted, any trust the primary beneficiaries of which consist exclusively of the Grantee or members of the Grantee's Immediate Family or any corporation, partnership or similar entity, the owners of which consist exclusively of the Grantee or members of the Grantee's Immediate Family. For purposes of this Section, "Immediate Family" means such Grantee's spouse, children, nieces, nephews, grandchildren, great grandchildren, stepchildren, parents, stepparents, grandparents, siblings, half siblings, and the spouses of such individuals.

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                                  Article VII
                  Adjustments upon Changes in Capitalization
                  ------------------------------------------

7.1 Adjustments in Authorized Shares. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, split-up, spin-off or combination involving the Company or repurchase or exchange of shares of Common Stock or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (a "Transaction") that occurs at any time after the date on which this Plan is approved by the Board affects the Common Stock such that any adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of Common Stock (or other securities or property of the Company or any person that is a party to a Transaction with the Company) with respect to which Options may be granted, (ii) the number and type of shares of Common Stock (or other securities or property of the Company or any person that is a party to a Transaction with the Company) subject to outstanding Options, (iii) the Exercise Price of any Option, and (iv) the vesting schedule of each outstanding Option or Option subsequently granted under this Plan; or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option or the substitution of other property for Common Stock subject to an outstanding Option.

7.2 No Fractional Shares. If a fraction of a share would otherwise result from any adjustment pursuant to Section 7.1, the adjusted share amount shall be reduced to the next lower whole number.

                                 Article VIII
                                 Miscellaneous
                                 -------------

8.1 Exercise after Death. Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be an individual or a trust and who may be named contingently or successively) to exercise on such beneficiary's behalf any Options that are outstanding and exercisable after the death of the Grantee. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation, the Option to the extent outstanding and exercisable after the death of a Grantee may be exercised by his or her executors, administrators, legatees or distributees of his or her estate as determined under his or her will or by the laws of descent and distribution. If an Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased Grantee or by the guardian or legal representative of a Grantee, the Company shall be under no obligation to issue Common Stock thereunder unless and until it is satisfied that the person or persons exercising the Option are the duly appointed beneficiary or legal representatives of the Grantee or of the deceased Grantee's estate or the proper legatees or distributees of such estate.

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8.2  Expenses. The expenses of the Plan shall be borne by the Company. Any taxes imposed on a Grantee upon exercise of an Option shall be paid by such Grantee.

8.3 No Right to Re-Election. Except as expressly provided for in the Plan, no Director or other person shall have any right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained or re-elected as a Director.

8.4 Securities Registration. The Company shall not be obligated to deliver any shares of Common Stock hereunder until they have been listed on each securities exchange on which the Common Stock may then be listed, or until there has been compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

8.5 Taxes. It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option that the Grantee pay to the Company such amount, if any, as may be requested by the Company to satisfy any obligation of the Company to withhold federal, state, local or foreign income or other taxes relating to such exercise.

8.6 Rights as Stockholder. A Grantee shall not by reason of any Option have any right as a stockholder of the Company with respect to the shares of Common Stock which may be deliverable upon exercise of such Option until such shares have been delivered to him or her.

8.7 Severability. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

8.8 Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

                                  Article IX
                                   Amendment
                                   ---------

     The Plan may be amended at any time and from time to time by the Board as it shall deem advisable including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that the Board may provide that any amendment to the Plan shall not become effective unless approved by the stockholders of the Company. No amendment of the Plan will adversely affect the rights of any Grantee under an Option without the consent of such Grantee.

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                                   Article X
                                  Termination
                                  -----------

     The Plan shall terminate on the earliest of (i) the tenth annual anniversary of the effective date described in Section 1.1, or (ii) the date the Plan is terminated by the Board. Termination of the Plan shall not affect any Option then outstanding.

     Executed this ___ day of  ___________, 2000.

                         OPEN PORT TECHNOLOGY, INC.


                         By: _____________________________________

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